SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exch ange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to 240.14a-11(c) or 240.14a-12


                   RGB Computer & Video, Inc.
        (Name of Registrant as Specified In Its Charter)


  ................................................................
 (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

         .................................................................

     2) Aggregate number of securities to which transaction applies:

         .................................................................

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         .................................................................

     4)  Proposed maximum aggregate value of transaction:

         .................................................................

     5)  Total fee paid:

         .................................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         .................................................................

     2)  Form, Schedule or Registration Statement No.:

         .................................................................

     3)  Filing Party:

         .................................................................

     4)  Date Filed:

         .................................................................

============================================================================
============================================================================

                   RGB COMPUTER & VIDEO, INC.
                   18245 S.E. Federal Highway
                      Tequesta, FL  33469



June 24, 1996


To Our Shareholders:

It is a pleasure to invite you to our 1996 Annual Meeting of Shareholders to be held on Thursday, July 18, 1996 at 9:00 a.m., local time, at the Marriott Hotel, 4000 RCA Boulevard, Palm Beach
Gardens, Florida 33410.  I hope you will attend.

The accompanying Notice of Annual Meeting and Proxy Statement describe the business matters to be transacted. Time will be made available for a discussion of these items as well as for other questions about the business of the Company.

It is important that your shares be represented at the meeting, whether or not you are personally able to attend. Accordingly, please sign, date and mail the enclosed proxy card in the return envelope as promptly as possible. Your cooperation in this regard will be very much appreciated.

I look forward to seeing you at the meeting.

Sincerely yours,



Frank W. Brooks
Chairman of the Board

============================================================================
============================================================================

                   RGB COMPUTER & VIDEO, INC.
                   18245 S.E. Federal Highway
                      Tequesta, FL  33469


                 _____________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON JULY 18, 1996
                   __________________________


TO THE HOLDERS OF COMMON STOCK OF RGB COMPUTER & VIDEO, INC.:

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Share holders of RGB COMPUTER & VIDEO, INC., a Florida corporation (the "Corporation"), will be held at the Marriott Hotel, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410 on Thursday, July 18, 1996 at 9:00 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend the Corporation's charter by approving Amended and Restated
          Articles of Incorporation;

     2. To elect a Board of Directors of six (6) members effective upon filing of the Amended and Restated Ar ticles of Incorporation;

     3. To consider and vote upon a proposal to increase to 500,000 the number of shares of Common Stock reserved for issuance pursuant to the Corporation's
          1993 Stock Plan;

     4. To ratify the selection of Michaelson & Co., P.A., independent certified public accountants, to audit the Corporation's 1996 fin-ancial statements; and

     5. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

All shareholders of the Corporation are cordially invited to attend, although only shareholders of record at the close of busi ness on June 21, 1996 shall be entitled to notice of and to vote at the meeting or any postponements or adjournments thereof.


                              By Order of the Board of Directors



                              Cynthia T. Gilbert
                              Secretary

Tequesta, Florida
June 24, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE
SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED
RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.  THIS IS IMPORTANT FOR
THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

============================================================================
============================================================================




              1996 Annual Meeting of Shareholders
                               of
                   RGB Computer & Video, Inc.
                 _____________________________

                        PROXY STATEMENT
              ___________________________________


             DATE, PLACE AND TIME OF ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of RGB Computer & Video, Inc., a Florida corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting") to be held at the Marriott Hotel, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410 on Thursday, July 18, 1996, at 9:00 a.m., local time, or at any and all postpone ments or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

                  INFORMATION CONCERNING PROXY

This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to shareholders on or about
June 24, 1996.

Only shareholders of record at the close of business on June 21, 1996 (the "Record Date") will be entitled to notice of and to vote the shares of common stock of the Company ("Common Stock") held by them on such date at the 1996 Annual Meeting or any and all postponements or adjournments thereof. On June 21, 1996, 5,522,057 shares of Common Stock were outstanding and entitled to vote at the 1996 Annual Meeting. Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the 1996 Annual Meeting.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accom panying proxy card will vote FOR the Board of Directors' nominees as directors, and as recommended by the Board of Directors with regard to all other matters as may properly come before the 1996 Annual Meeting or, if no such recommendation is given, in their own discretion. Each such proxy granted may be revoked by the shareholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the 1996 Annual Meeting in person and so requests. Attendance at the 1996 Annual Meeting will not, in itself, constitute revocation of the proxy.

The six persons receiving the largest number of votes for director will be elected. The adoption of the proposal to approve Amended and Restated Articles of Incorporation requires the affirmative vote of not less than 75 percent of the votes entitled to be cast by all shares of Common Stock issued and out standing on the Record Date.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally or by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities.
The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

The presence at the 1996 Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on June
21, 1996 will constitute a quorum.

                       CHANGE IN CONTROL

On February 13, 1996 the Company, Saf T Lok Corporation, a
Florida corporation now known as STL Lock, Inc. ("STL"), and Sphere Enterprises Inc., a Florida corporation ("Sphere"), consum-mated a tax-free reverse triangular merger (the "Merger"). Under the terms of the Merger the shareholders of STL exchanged their shares of STL common stock for shares of the Company's Common Stock, constituting a 40 percent interest in the Company. STL became a wholly-owned subsidiary of the Company. Frank W.
Brooks, founder, principal shareholder, chairman of the board of directors and president of STL, became Chairman of the Board of the Company. As part of the Merger, Mr. Brooks obtained the proxy to vote the shares of Robert L. Gilbert III and his wife, Cynthia T. Gilbert, in director elections through February 2000.

                       SECURITY OWNERSHIP

The following table sets forth the number of shares and percentage of the Company's Common Stock beneficially owned as of June 21, 1996 by (i) owners of more than five percent of the Common Stock, (ii) each director and officer of the Company, and
(iii) all officers, directors and director nominees of the Com pany as a group.

                                  Number                       Percentage
Name and Address                 of Shares                      Owned
- ----------------------          -------------------            ----------
Cynthia T. Gilbert              1,074,600<F3><F4>              19.46%
50 E. Riverside Dr.
Jupiter, FL 33458

Robert L. Gilbert III           1,074,600<F2><F3><F4>          19.46%
50 E. Riverside Dr.
Jupiter, FL 33458

Frank W. Brooks                   760,994<F1><F4>              13.78%
7689 S.E. Rivers
Edge St.
Jupiter, FL 33458

William M. Schmidt                219,596<F4>                   3.98%
9338C S.E. Randall Ct.
Hobe Sound, FL 33455

Jeffrey W. Brooks                 155,400<F4>                   2.81%
7689 S.E. Rivers Edge St.
Jupiter, FL 33458

Eugene V. Horanoff                108,508<F4>                   1.96%
322 Natchez Ct.
Jupiter, FL 33477

All officers, directors and                                    42.00%
director nominees as a
group (6 persons)

<F1>
Does not include an option to acquire an additional
1,000,000 shares pursuant to an Option Agreement dated
February 13, 1996.

<F2>
Does not include an option to acquire an additional 600,000 shares pursuant to an Option Agreement dated February 13, 1996.

<F3>
Robert L. and Cynthia T. Gilbert hold their shares as tenants by the entireties. Includes 224,600 shares held by Mr. and Mrs. Gilbert and Richard M. Taylor, Mrs. Gilbert's father, as trustees of two trusts for the Gilberts' children. Does not include 76,948 shares held by family members, with respect to which the Gilberts disclaim beneficial ownership. Such family members are over age 21 and do not reside with the Gilberts.

<F4>
 A nominee for director.

Section 16 Compliance. Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of changes in ownership of the Company's Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934. Based on a review of copies of filings received by it and representations of such persons, the Company believes that all filings required to be made during the year ended December 31, 1995 were filed in a timely manner.

Proposal Number 1
Amendment of Corporate Charter

On May 31, 1996 the Board of Directors approved a resolution to amend the Company's charter by adopting Amended and Restated Articles of Incorporation that would (a) change the name of the Company to Saf T Lok Incorporated, (b) change the authorized capi tal of the Company to 20,000,000 shares of common stock, $0.01 par value, (c) eliminate staggered terms for directors, and (d) eliminate supermajority vote requirements for removal of directors and amendments to the charter. At the 1996 Annual Meet ing, the shareholders will be asked to approve the proposed Amended and Restated Articles of Incorporation, the full text of which is attached hereto as Exhibit "A".

If the new charter is approved, upon its filing at the Florida State Department, the name of the Company will become Saf T Lok Incorporated. Additionally, the Board of Directors will be empowered, without the necessity of further action or approval of the Company's shareholders, to issue up to 20,000,000 shares of Common Stock. Each additional share of Common Stock issued will have the same rights and privileges as each share of Common Stock currently issued. The Board of Directors has no present agreement, arrangement, plan or understanding with respect to the issuance of any of the additional authorized shares of Common Stock. The increase in authorized Common Stock will have no immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

In addition, shareholders will have the right to elect all of the directors of the Company at each annual meeting. Furthermore, directors will be subject to removal with or without cause by shareholders in accordance with Florida law. Lastly, the vote of a simple majority of shares will suffice for approval of sub sequent amendments to the Company's charter.

Approval of the proposed Amended and Restated Articles of Incor poration requires the affirmative vote of not less than 75 percent of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. Without such approval, the Company's charter will not change.

The Board of Directors unanimously recommends that the shareholders vote FOR the proposed Amended and Restated Articles of Incorporation.

Proposal Number 2
Election of Directors

The persons named as proxies intend (unless authority is withheld) to vote for the election as directors of the persons hereinafter named (the "Nominees") upon their nomination for such position at the 1996 Annual Meeting. In accordance with the proposed Amended and Restated Articles of Incorporation to be voted upon in accordance with Proposal Number 1, the Board of Directors shall consist of not less than three nor more than 13 members, with the exact number to be fixed from time to time by the Board of Directors. On May 31, 1996 the Board of Directors approved a resolution fixing the number of directors at six (6), effective upon conclusion of the 1996 Annual Meeting. Directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected and qualified to serve.

The six (6) Nominees for election as directors are Frank W.
Brooks, Robert L. Gilbert III, Cynthia T. Gilbert, Jeffrey W.
Brooks, Eugene V. Horanoff and William M. Schmidt. Directors are elected by a plurality of the votes cast.

Robert L. Gilbert III and Cynthia T. Gilbert are husband and wife. Jeffrey W. Brooks is the son of Frank W. Brooks. All of the Nominees are currently directors of the Company. Mr. and Mrs. Gilbert were elected as directors in July 1989; no proxies were solicited in connection therewith. Frank Brooks, Jeffrey Brooks, Eugene V. Horanoff and William M. Schmidt were elected as directors by the Board of Directors on February 13, 1996 im mediately upon consummation of the merger between the Company and Saf T Lok Corporation (now known as STL Lock, Inc.) ("STL") (the "STL Acquisition"). Frank Brooks has been the chairman of the board of STL since he founded that entity in 1989. His election to the Company's Board of Directors was required by the Agreement and Plan of Merger dated January 10, 1996 among the Company, its subsidiary Sphere Enterprises, Inc. and STL (the "STL Merger Agreement"). See "Interest of Directors in Certain Transactions of the Company."

If any of the Nominees should become unavailable for election, all uninstructed proxies will be voted for the election of such other person or persons as may be designated by the Board of Directors, but the Board of Directors has no reason to anticipate that this will occur.

The following information is furnished with respect to each of the Nominees and is based on information submitted by the person named:

Frank W. Brooks, the inventor of the Saf T LokTM, STL's initial product, serves as the Company's Chairman. He formed STL in 1989 and has actively participated in all organizational and financial aspects of that company. Mr. Brooks is a longtime gun owner and father of four children, the protection of whom provided the impetus for the invention of the Saf T LokTM. Mr. Brooks owns and operates Palm Beach Business Services, Inc. d/b/a Ding-A-Ling Answering Service in West Palm Beach, Florida, a leading telephone answering service in the Fort Lauderdale to Orlando market, with 70 employees.

Robert L. Gilbert, III, the Company's President, Chief Executive Officer and a director since 1989, founded the Company in July 1989 and is the creator of the AmiLink concept, the initial product of RGB Video, Inc., a subsidiary of the Company. From in ception through June 1, 1993, Mr. Gilbert was the President and Chief Executive Officer of the Company; on June 2, 1993, the Com pany appointed Mr. Gilbert Chairman of the Company. Mr. Gilbert was President of RGB Video Creations, Inc., the Company's predecessor, from its inception in December 1987 until he formed the Company.

Cynthia T. Gilbert is the wife of Mr. Gilbert. She is the Com pany's Vice President of Finance, Treasurer and Secretary, and a director since 1989, and has handled all financial transactions for the Company since its inception. From December 1987 through September 1989, she had similar duties with the Company's predecessor.

William M. Schmidt serves as Vice President and a director of the Company. He joined STL in September 1995 from Ilco Unican Inc.'s Simplex Safelock Division in Greensboro, North Carolina where he was Vice President and General Manager, accountable for two com mercial lock divisions with sales of $35 million.

Jeffrey W. Brooks, the son of Frank Brooks, serves as a director of the Company. He joined STL in 1989 at its inception as Manager of Research & Development. Mr. Brooks has also served as
General Manager of Palm Beach Business Services, Inc. since 1985 and was promoted to President in 1994.

Eugene V. Horanoff serves as a director and Chief Engineer of the Company. He joined STL in 1989 at the commencement of prototype development. He was instrumental in designing and engineering the Saf T LokTM. He spent 28 years with the Naval Surface War fare Center in Silver Spring, Maryland, retiring in 1982 as a Senior Aerospace Design Engineer.

  INTEREST OF DIRECTORS IN CERTAIN TRANSACTIONS OF THE COMPANY

During 1995, Richard Taylor, Mrs. Gilbert's father, was employed as General Manager of the Company, Jean Taylor, Mrs. Gilbert's mother, was employed as Administrative Assistant of the Company, and Kevin Maranville, Mr. and Mrs. Gilbert's brother-in-law, was employed as Sales Executive of the Company. With respect to services performed for the Company in 1995, Mr. Taylor earned $40,000, Mrs. Taylor earned $20,000 and Mr. Maranville earned $40,000. See "Executive Compensation" for a description of Mr. and Mrs. Gilbert's respective compensation packages.

On February 13, 1996 the Company completed the STL Acquisition. Pursuant to the STL Merger Agreement, Frank W. Brooks, Jeffrey W. Brooks, Eugene V. Horanoff and William M. Schmidt were elected directors of the Company. The STL Merger Agreement further provided that Frank Brooks shall be included as a Nominee for director at least through the 2000 Annual Meeting of Shareholders, provided he is willing and able to serve.

The STL Merger Agreement also provides Mr. Brooks certain manage ment and other rights relating to the composition of the Board of Directors and the management and the continued separate existence of STL. Mr. Brooks has an employment agreement with the Company and STL that provides that he will remain employed by STL until February 2001 at a certain salary (as adjusted in the ordinary course) and with certain benefits. Mr. Brooks has a Stock Option Agreement with the Company pursuant to which he may acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $2.00 per share through December 31, 1999, subject to certain vesting conditions.

Mr. Gilbert has a Stock Option Agreement with the Company pursuant to which he may acquire 600,000 shares of the Company's
Common Stock at an exercise price of $2.00 per share through December 31, 1999, subject to certain vesting conditions.

The following table sets forth information with respect to the current directors and executive officers of the Company.


          Name              Age               Position or Office
                                              Held
- ------------------------    ------            --------------------
Frank W. Brooks             61                Chairman of the
                                              Board, Director


Robert L. Gilbert III.      44                President and Chief
                                              Executive Officer,
                                              Director

Cynthia T. Gilbert          41                Vice President, Treasurer
                                              and Secretary, Director

William M. Schmidt          53                Vice President,
                                              Director

Eugene V. Horanoff          64                Director

Jeffrey W. Brooks           35                Director



Directors' Compensation; Meetings; Committees

Compensation

The directors do not receive a salary for their services. Each non-employee director of the Company is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. No sums were paid in 1995 to directors for reimbursement of sums expended for attendance.

Meetings

The Board of Directors of the Company met six times during 1995. Additionally, the Board of Directors took certain actions by written consent. No director attended fewer than 75 percent of the meetings of the Board of Directors held during the period he served on the Board of Directors.

Committees

The Board of Directors has an Audit Committee and a Compensation Committee. These committees were formed in August 1995. The Board of Directors does not have a standing Nominating Committee. The functions performed by these committees, their number of meetings and membership are as follows:

Audit Committee

The Audit Committee selects the independent auditors for the Company (subject to ratification by the shareholders), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the in dependence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures. The current members of the Audit Committee are Cynthia T. Gilbert and Jeffrey W. Brooks. In 1995 Mrs. Gilbert served as the sole member of the Audit Committee.

Compensation Committee

The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior manage ment of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management and reviews the reasonableness of all such compensa tion. It also oversees the administration of the 1993 Stock Option Plan for eligible employees of the Company and its sub sidiaries. The current members of the Compensation Committee are Frank W. Brooks and Robert L. Gilbert III. In 1995 Mr. Gilbert served as the sole member of the Compensation Committee.

Executive Compensation

The following table and discussion summarize the compensation of the three most highly compensated executive officers of the Com pany for the year ended December 31, 1995. No other employee of the Company earned in excess of $50,000 in 1995.




                            Annual Compensation                              Long-Term
                                                                             Compensation
                            ---------------------------------------------    -------------

Name and Principal                                           Other Annual    Stock
Position                    Year       Salary     Bonus      Compensation    Options
- -------------------         ----       ------     -----      ------------    -------
Frank W. Brooks             1995       NA         NA         NA              NA
Chairman of the             1994       NA         NA         NA              NA
Board<F1>                   1993       NA         NA         NA              NA


Robert L Gilbert III.       1995       $85,000    $    0     $8000<F2>       0
President and Chief         1994        85,000      7500      8000<F2>       0
Executive Officer           1993        85,000    18,031      8000<F2>       0


Cynthia T. Gilbert          1995       $60,000    $    0     $   0
Vice President,             1994        60,000      7500         0
Secretary and Treasurer     1993        60,000         0         0           0


- ---------------------------------------------------------------------------------------

<F1>
Mr. Brooks joined the Company in February 1996.
<F2>
Represents premium paid on life insurance policy.

         ______________________________________________

No options to acquire shares of the Company's Common Stock were granted or exercised in 1995.

The Company does not have any longterm incentive or pension or profitsharing plans.

Employment Agreements

The Company and Frank Brooks entered into an Employment Agreement on February 13, 1996 pursuant to which Mr. Brooks' position as Chief Officer of STL was confirmed through February 2001 at an annual base salary of $100,000. Additionally, the Agreement and Plan of Merger dated January 10, 1996 between the Company and STL provided that Mr. Brooks would serve as a director of the Company through 2002.

The Company and Robert Gilbert entered into an Employment Agree ment on April 22, 1993 pursuant to which Mr. Gilbert's position as President of the Company was confirmed. That Agreement has since been modified, such that Mr. Gilbert has assumed the presidency of STL and earns an annual base salary of $100,000 through February 2001.

The Company and Cynthia T. Gilbert entered into an Employment Agreement on April 22, 1993 pursuant to which Mrs. Gilbert's posi tion as Vice President/ Secretary/Treasurer of the Company was confirmed. That Agreement has since been modified, such that Mrs. Gilbert has assumed the roles of Treasurer and Chief Finan cial Officer of STL and earns an annual base salary of $85,000 through February 2001.

STL and Mr. Schmidt entered into an Employment Agreement in November 1995, since amended, pursuant to which he serves as Vice
President of STL at an annual salary of $75,000.

Performance Presentation

The following graph compares the cumulative total shareholder returns on the Company's Common Stock based on the market price of Common Stock from the date of the Company's initial public offering in June 1993 and including for the two years ending December 31, 1995 on an assumed investment of $100 with the cumulative total return of the Standard & Poor's S&P 500 Stock Index and Standard & Poor's Specialty Retail Index. Shareholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, and (ii) the difference between the issuer's share price at the end and at the beginning of the measurement period by (b) the share price at the beginning of the measurement period.

Performance Presentation Table
Name of Index or                             Investment Return
Company in comparison             12/31/93        12/31/94        12/31/95
- -----------------------           --------        --------        --------
Standard & Poor 500               $110.08         $111.53         $153.44

Standard & Poor
Specialty Retail                  $99.56          $94.03          $91.50

RGB Computer & Video, Inc.<F1>    $42.10           $6.57          $5.92

<F1>
RGB IPO was Sept. 93. Investment calculated at that day's price.

Compensation Committee Report

In January 1996, the Compensation Committee of the Board of
Directors furnished the following report on executive compensation for inclusion in this proxy statement:

     To the Shareholders of RGB Computer & Video, Inc.:

     In order effectively to serve the interests of the Company and its shareholders, compensation for the Com pany's executive officers is designed to incentivize high levels of individual and Company performance and to reward such performance. Annual and long term bo nuses are paid only if financial targets are achieved.
     These targets are set by the Committee in advance in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and direction by linking the incentives of executives with those of shareholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

     Salaries for executive officers were set for 1995 in employment agreements entered into by Mr. and Mrs.
     Gilbert in 1993. The Committee believes these salaries were appropriate in light of the individual performance of the executives.

     No bonuses were paid in 1995. No stock options were granted.

     The Committee believes that executive compensation in 1995 was appropriate for 1995 but substandard thereafter in light of the executives' role in ex ecution of the Company's diversification strategy and in restructuring the Company's Board of Directors and senior management team.

                                     ROBERT L. GILBERT III


Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee of the Board of Directors are Frank W. Brooks and Robert L. Gilbert. Each is a director of the Company. In 1995 the Company employed Mr. Gilbert as its President and Chief Executive Officer and Cynthia
T. Gilbert, Mr. Gilbert's wife, as Vice President, Secretary and Treasurer. Because the Compensation Committee in 1995 comprised only Mr. Gilbert, by necessity he would have had to participate in any vote (none occurred) respecting his compensation and that of his wife.

Proposal Number 3
Amendment of 1993 Stock Plan

In February 1996 the Board of Directors adopted, acting on the recommendation of the Compensation Committee and subject to approval by the Company's shareholders, a resolution to increase to 500,000 shares the number of shares of Common Stock that are reserved for issuance under the Company's 1993 Stock Plan (the "Plan"). The Plan presently contemplates the issuance of 150,000 shares. The number of shares of Common Stock that may be issued under the Plan, as it may be increased pursuant to the proposed amendment, is subject to adjustment in the case of stock splits, stock dividends, reclassifications or certain other events. The current text of the Plan, as modified pursuant to this amendment, is attached hereto as Exhibit "B". The material features of the Plan are discussed below, but such description is subject to and is qualified in its entirety by the full text of the Plan, as amended.

The purpose of the Plan is to advance the interests of the Company by providing an additional incentive to attract and retain directors, officers, employees and consultants through the encouragement of stock ownership in the Company by such persons. Reflective of this purpose, the Plan provides for each nonemployee director to receive an automatic grant of a non-qualified option to purchase 5000 shares of Common Stock each full year he remains on the Board.

Pursuant to the Plan, options to purchase 150,000 shares of Common Stock are outstanding. No options granted under the Plan have been exercised and none have expired. No current director has been granted any options under the Plan.

Approval of the increase in the number of shares reserved for issuance under the Plan by the Company's shareholders is one of the conditions of Rule 16b-3 as promulgated by the Securities and Exchange Commission, which provides an exemption from the operation of the "short swing profit" recovery provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition of options and certain trans actions by directors of the Company.

Assuming approval of the proposed amendment, an aggregate of 500,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for issuance under the Plan. Shares acquired upon exercise of options granted under the Plan will be authorized and unissued shares of Common Stock. The Company's shareholders have no preemptive rights to purchase or subscribe for the shares reserved for issuance under the Plan.
If any option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Plan.

Terms and Conditions

The Plan is administered by the Compensation Committee of the Board. In addition to the two kinds of options described in the next sentence, the Compensation Committee may authorize stock awards (discussed below) to directors, officers, employees and consultants.

The Plan provides for the granting of "incentive stock options" as defined in Section 422 of the Internal Revenue Code (the "Code") to officers and employees and for the granting of "non-qualified stock options" which do not meet the requirements of
Section 422 of the Code to directors, officers, employees and consultants.

The exercise price of a non-qualified stock option and an incentive stock option granted pursuant to the Plan is the fair market value of the Common Stock at the time the option is granted, except as noted below with respect to incentive stock op tions. On June 3, 1996 the fair market value was $12.50 based on the last trade occurring that day on the NASDAQ SmallCap Market. The exercise price of an option may be paid in cash or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination thereof.

Each option, except as noted below with respect to incentive stock options, must be exercised within 10 years of the date granted. Options become exercisable ("vest") in such installments, if any, as specified by the Compensation Committee at the time of grant. Upon termination of active employment by reason of retirement, vesting stops as of the date of termination of employment and the optionee has three months from such date to exercise vested options. Upon termination of employment by reason of death, the optionee's estate may exercise vested options for three months after such termination (but not beyond the original expiration date). Upon termination of employment by reason of disability, the optionee may exercise vested options for one year after such termination (but not beyond the original expiration date).

With respect to incentive stock options, if the aggregate fair market value (determined as of the date the option is granted) of the shares for which any optionee may for the first time exercise incentive stock options in any calendar year exceeds $100,000, such excess incentive stock options are treated as nonqualified stock options. In the case of incentive stock options that are granted to an employee who owns, or is deemed by reason of the attribution rules under Section 425(d) of the Code to own, more than 10% of the combined voting power of all classes of the stock of the Company, the exercise price of such options must be at least 110% of the fair market value at the time the options are granted, and such options must be exercised within five years from the date granted.

The Plan provides that each optionee will enter into an Option
Agreement with the Company containing such terms as the Compensation Committee may deem advisable.

Federal Income Tax Consequences

Options. The grant of a non-qualified stock option or an incentive stock option will not result in income for the participant or in a deduction for the Company.

The exercise of a non-qualified stock option will generally result in compensation income for the participant and a deduction for the Company, in each case measured by the difference between the option price and the fair market value of the shares at the time of exercise.

The exercise of an incentive stock option will not result in income to the participant if the participant (a) does not dispose of the shares within two years after the date of grant or one year after exercise and (b) is an employee of the Company from the date of the grant at least until three months before the exercise or until one year before the exercise in the event of permanent and total disability. If these requirements are met, the basis of the shares upon later disposition, in the case of an exercise for cash, will be the option price. Any gain will be taxed to the participant as longterm capital gain and the Company will not be entitled to a deduction. The excess of the market value of the shares on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax. If the participant disposes of the shares prior to the expiration of either of the holding periods in (a) above, the participant will recognize compensation income and the Company will be entitled to a deduction equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price, or (ii) the amount realized on the disposition minus the option price. Any gain in excess of the compensation income portion will be treated as long-term or short-term capital gain. If an optionee ceases to be an employee of the Company and exercises his option after the expiration of the period des cribed in (b) above, the Option will be deemed a non-qualified stock option for tax purposes.

Stock Awards. An amount equal to the fair market value of a stock award on the date of award under the Plan will be taxable to the participant as ordinary income in the year or years in which the award is paid or made available to the participant. The Company is usually entitled to a deduction in the cor responding amount.

Withholding. When required by applicable law, the Company will withhold or collect from the participant all amounts required to satisfy applicable withholding taxes with respect to awards. Amounts due on the distribution of stock or the exercise of an option must be paid by the participant. In lieu of cash, the participant may elect to provide such required amount by reques ting the Company to withhold from the shares being acquired shares having a fair market value equal to such amount, or may deliver to the Company previously acquired shares having such value.

The discussions set forth above do not purport to be a complete analysis of all potential tax effects relevant to recipients of awards or options or to the Company. It is based on federal income tax law, regulations and rulings as of the date of this Proxy Statement, which are subject to change at any time.

Amendments; Non-exclusivity

The Board may, in its discretion, amend the Plan at any time.
The Board may, however, make no change that would prevent incentive stock options granted under the Plan from being incentive stock options without the consent of the optionees concerned, and the Board may not make any amendment to the Plan that (1) changes the class of persons eligible for incentive stock options, (2) increases the total number of shares for which options may be granted, or (3) increases the total number of shares authorized for stock awards, without the approval of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

Participation in the Plan is not exclusive and does not prevent any participant from participating in any other compensation plan of the Company or from receiving any other compensation from the Company.

If the shareholders approve this amendment to the Plan, 350,000 additional shares of Common Stock of the Company will be reserved for issuance under the Plan.

Recommendation and Vote Required

The Board of Directors recommends a vote FOR the following resolution which will presented at the meeting:

               RESOLVED, that Section 4 of the 1993
          Stock Plan be, and hereby is, amended to increase the number of shares of Common Stock which may be issued thereunder by an additional 350,000 shares.

The affirmative vote of the holders of a majority of the shares represented at the 1996 Annual Meeting in person or by proxy is required for approval of this resolution. As a result, an absten tion or a broker nonvote will have the same effect as a vote against the resolution.

Proposal Number 4
Selection of Auditors

The current members of the Audit Committee of the Board of Directors are Cynthia T. Gilbert and Jeffrey W. Brooks, both of whom are employed by the Company.

The Audit Committee has selected the firm of Michaelson & Co., P.A., independent certified public accountants, as auditors of the Company for the year ending December 31, 1996, subject to ratification of such selection by the shareholders of the Com pany. Michaelson & Co., P.A. has audited the financial state ments of the Company for the last three years.

The Company has been informed by Michaelson & Co., P.A. that such firm has no direct financial interest nor any material indirect financial interest in the Company or any of its subsidiaries. Michaelson & Co., P.A. has not during the past five years had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

The Board of Directors recommends a vote FOR the following resolution which will be presented at the meeting:

               RESOLVED, that the selection by the Audit
          Committee of the Board of Directors of Michaelson & Co., P.A., independent certified public accountants, as auditors of the Company for the year ending December 31, 1996, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares represented at the 1996 Annual Meeting in person or by proxy is required for approval of this resolution. As a result, an absten tion or a broker non-vote will have the same effect as a vote against the resolution.

                         OTHER MATTERS

The Board of Directors has no knowledge of any other matters which may come before the 1996 Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the 1996 Annual Meeting or any adjourn ment thereof, the persons soliciting the proxies will have the discretion to vote on such matters as they see fit.

If you do not plan to attend the 1996 Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy prompt ly. In the event you are able to attend the meeting, at your request the Company will cancel any proxy executed by you.

Representatives of Michaelson & Co., P.A. will be present at the 1996 Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Any shareholder of the Company who wishes to present a proposal to be considered at the 1997 Annual Meeting of Shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting must deliver such proposal in writing to the Company not later than April 1, 1997. No shareholder proposals were submitted to the Company for consideration at the 1996 Annual Meeting.

Detailed financial information of the Company and its subsidiary for the year ended December 31, 1995 is included in the Company's 1995 Annual Report on Form 10-KSB, a copy of which is enclosed herewith. A copy of the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 1996 is also enclosed herewith.


                              By Order of the Board of Directors



                              Cynthia T. Gilbert
                              Secretary

Tequesta, Florida
June 24, 1996

==========================================================================
==========================================================================
Appendix A.



                   RGB COMPUTER & VIDEO, INC.

  This Proxy is Solicited on Behalf of the Board of Directors
        Annual Meeting of Shareholders -- July 18, 1996



The undersigned appoints each of Frank W. Brooks and Robert L. Gilbert III, each with the power to appoint his substitute, as proxies of the undersigned and hereby authorizes them to repre sent and to vote, as designated below, all the shares of Common Stock of RGB Computer & Video, Inc. held of record by the under signed on June 21, 1996 at the Annual Meeting of Shareholders of RGB Computer & Video, Inc. to be held on July 18, 1996.

1. Proposal to approve Amended and Restated Articles of Incor poration to (i) increase the number of authorized shares of Common Stock to 20,000,000 shares, $0.01 par value, (ii) change the name of the corporation to Saf T Lok Incorpora ted, (iii) eliminate staggered terms for directors, and (iv) eliminate supermajority vote requirements for removal of directors and amendments to the Articles of Incorporation.

          FOR ____        AGAINST ____          ABSTAIN ____

2.   Election of Directors

     FOR all nominees listed       WITHHOLD AUTHORITY to vote for
     below (except as marked       all nominees listed below [ ]
     to the contrary below) [ ]

     Frank W. Brooks, Robert L. Gilbert III, Cynthia T. Gilbert,
     Jeffrey W. Brooks, Eugene V. Horanoff, William M. Schmidt

     (INSTRUCTIONS: To withhold authority to vote for any in dividual nominee, write that nominee's name in the space provided below.)

            _______________________________________

3. Proposal to increase the number of shares reserved for issuance under the Company's 1993 Stock Plan to 500,000 from 150,000.

          FOR ____        AGAINST ____          ABSTAIN ____

4. Proposal to approve the appointment of Michaelson & Co., P.A. as independent accountants for the Company.

          FOR ____        AGAINST ____          ABSTAIN ____

5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS
LISTED ABOVE AND FOR PROPOSALS 1, 3 and 4.

Please sign exactly
as name appears below.   When Shares are held by joint tenants,
                         both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.


                         DATED: ___________________________, 1996



                         ________________________________________
                                        Signature



                         ________________________________________
                                 Signature, if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED RETURN ENVELOPE.

============================================================================
============================================================================




                      AMENDED AND RESTATED
                   ARTICLES OF INCORPORATION
                               OF

                   RGB COMPUTER & VIDEO, INC.


Pursuant to Section 607.1007 of the Florida Business Corporation
Act, RGB Computer & Video, Inc., a Florida corporation (the "Cor poration"), certifies that:

1. The original Articles of Incorporation of the Corporation were filed with the Florida Department of State on July 10, 1989, were amended by Articles of Amendment to the Articles of Incor poration filed on April 26, 1990, were further amended by Arti-cles of Amendment to the Articles of Incorporation filed on Janu-ary 8, 1991, were again amended by Amended and Restated Articles of Incorporation filed on April 13, 1993 and were then amended by Articles of Amendment to the Amended and Restated Articles of In-corporation filed on May 17, 1995;

2.   In accordance with the provisions of Sections 607.0821 and
607.0701 of the Florida Business Corporation Act, these Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent dated as of May 31, 1996 and by the holders of more than 75 percent of the outstanding stock of the Corporation, the requisite amount under the current Amended and Restated Ar ticles of Incorporation;

3. The current Amended and Restated Articles of Incorporation of the Corporation are amended as follows:

     a. Article I is amended to change the name of the Corpora tion to Saf T Lok Incorporated;

     b. Article II is amended to change the principal address of the Corporation to 18245 S.E. Federal Highway, Tequesta,
Florida 33469;

     c.   Article III is deleted;

     d.   Article IV is restated and renumbered as Article III;

     e. Article V is amended to change the authorized capital of the Corporation to 20,000,000 shares of common stock, $0.01 par value, and renumbered as Article IV;

     f. Article VI is amended to reflect revised provisions ap plicable to directors of the Corporation, and renumbered as Ar ticle V;

     g.   Article VII is deleted;

     h.   Article VIII is expanded and divided into new Articles
VI and VII;

     i.   Article IX is deleted; and

     j.   Article X is deleted.

4.   The foregoing amendments to the current Amended and Restated
Articles of Incorporation were duly adopted by the shareholders of the Corporation; and

5. There are no discrepancies between the provisions of the current Amended and Restated Articles of Incorporation, as amend-ed, and the provisions of these Amended and Restated Articles of Incorporation other than the inclusion of the foregoing amend ments which were adopted pursuant to Section 607.1003 of the Florida Business Corporation Act, and the omission of matters of historical interest.

The text of the current Amended and Restated Articles of Incor poration of the Corporation is restated with the amendments described above, effective as of the date of filing hereof with the Florida Department of State, to read as follows:

                        ARTICLE I  NAME

The name of the Corporation is Saf T Lok Incorporated.

        ARTICLE II  PRINCIPAL OFFICE AND MAILING ADDRESS

The address of the principal office and mailing address of the Corporation is 18245 S.E. Federal Highway, Tequesta, Florida
33469.

                      ARTICLE III  PURPOSE

The Corporation is organized for the purpose of transacting any and all lawful businesses for which corporations may be incorpor-ated under the Florida Business Corporation Act.

                   ARTICLE IV  CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall be authorized to have outstanding at any time is 20,000,000 shares of Common Stock with a par value of $0.01 per share, all of which shares shall be issued fully paid and nonassessable.

                      ARTICLE V  DIRECTORS

The number of directors of the Corporation constituting the en-tire Board of Directors shall be not less than three (3) nor more than thirteen (13). The Board of Directors shall determine from time to time the number of directors who shall constitute the en-tire Board of Directors. Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall af-fect the term of any directors then in office.

The term of office of each of the directors shall expire at each Annual Meeting of Shareholders. The successors to directors whose terms shall then expire shall be elected to serve from the time of election and qualification until the next Annual Meeting of Shareholders following election and until a successor shall have been duly elected and shall have qualified.

          ARTICLE VI  LIMITATION OF DIRECTOR LIABILITY

1. No director shall be personally liable for monetary damages to the Corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director, unless: (a) the director breached or failed to perform his duties as a director; and (b) the direc-tor's breach of, or failure to perform, those duties constitutes
(i) a violation of the criminal law, unless the director had rea-sonable cause to believe his conduct was lawful or had no reason-able cause to believe his conduct was unlawful, (ii) a transac tion from which the director derived an improper personal bene-fit, either directly or indirectly, (iii) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act are applicable, (iv) in a proceeding by or in the right of the Corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the Corporation, or willful misconduct, or (v) in a proceeding by or in the right of someone other than the Corporation or a shareholder, recklessness or an act or omis sion which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

2. For purposes of this Article VI, the term "recklessness" means the action, or omission to act, in conscious disregard of a risk: (a) known, or so obvious that it should have been known, to the director; and (b) known to the director, or so obvious that it should have been known, to be so great as to make it highly probable that harm would follow from such action or omission.

                  ARTICLE VII  INDEMNIFICATION

1. Each person (including here and hereinafter, the heirs, ex ecutors, administrators or estate of such person) (a) who is or was a director or officer of the Corporation, (b) who is or was an agent or employee of the Corporation other than an officer and as to whom the Corporation has agreed to grant such indemnity, or
(c) who is or was serving at the request of the Corporation as its representative in the position of a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise and as to whom the Corporation has ag-reed to grant such indemnity, shall be indemnified by the Corpor-ation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than per-mitted prior to such legislation or decision), against any fine, liability, cost or expense, including attorneys' fees, asserted against him or incurred by him in his capacity as such director, officer, agent, employee or representative, or arising out of his status as such director, which indemnification shall not be ex clusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, whether or not the Corporation would have the legal power directly to indemnify him against such liability.

2. Costs, charges and expenses (including attorneys' fees) in-curred by a person referred to in Section 1 of this Article VII in defending a civil or criminal suit, action or proceeding shall be paid by the Corporation in advance of the final disposition thereof upon receipt, in the case of an officer or director, of an undertaking to repay all amounts so advanced in the event it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized by this Ar ticle VII, and upon satisfaction of such other conditions as are required by current or future legislation (but with respect to future legislation, only to the extent that it provides condi tions less burdensome than those previously provided). Such costs, charges and expenses incurred by other employees and ag-ents may be so paid upon such terms and conditions, if any, as the Board of Directors may deem appropriate.

3. If this Article VII or any portion hereof shall be invalida-ted on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person des-cribed in Section 1 of this Article VII to the fullest extent permitted by any applicable portion and to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned have made, subscribed and ac-knowledged these Amended and Restated Articles of Incorporation this ___ day of July, 1996.

                              // Robert L. Gilbert III.
                              ___________________________________
                              Robert L. Gilbert, III, President

                              // Cynthia T. Gilbert
                              ___________________________________
                              Cynthia T. Gilbert, Secretary